UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 29, 2004

    INTERCEPT, INC.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

01-14213	58-2237359
(Commission File Number)	(IRS Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

    (770) 248-9600
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

Agreement and Plan of Merger

As previously announced, on September 8, 2004, Fidelity National Financial, Inc., a Delaware corporation (“FNF”), Fidelity National Information Services, Inc., a Delaware corporation and wholly-owned subsidiary of FNF (“FIS”), Fuscia Merger Sub, Inc., a Georgia corporation and a wholly-owned subsidiary of FIS (“Merger Sub”), and InterCept, Inc., a Georgia corporation (“InterCept”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into InterCept (the “Merger”), with InterCept continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of FIS.

The Merger Agreement provided that InterCept’s shareholders would receive $18.90 per share of InterCept common stock and that FNF would have the option to pay the $18.90 consideration in all cash or in a combination of cash and FNF stock. Pursuant to Article 3A of the Merger Agreement, FNF has elected to pay the entire $18.90 consideration in cash, and the parties to the Merger Agreement have amended and restated the Merger Agreement on September 29, 2004 to reflect this election (as amended and restated, the “Amended Merger Agreement”).

For additional information, we refer you to the Merger Agreement and the InterCept press release dated September 9, 2004 announcing the Merger, both previously filed on Form 8-K. We also refer you, and the foregoing description is qualified in its entirety by reference, to the complete text of the preliminary proxy statement filed by InterCept with the Securities and Exchange Commission, including the Amended Merger Agreement, which is attached as an appendix to the preliminary proxy statement.

Item 9.01.   Financial Statements and Exhibits.

(c)          Exhibits:

2.1	Amended and Restated Agreement and Plan of Merger dated as of September 29, 2004, by and among Fidelity National Financial, Inc., Fidelity National Information
Services, Inc., Fuscia Merger Sub, Inc., and InterCept, Inc. (incorporated by reference to Appendix A to the Proxy Statement of InterCept, Inc. filed on September 29, 2004).

99.1	Press Release of InterCept dated September 29, 2004 announcing the amendment to the transaction structure described herein.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.

Dated: September 29, 2004	By: /s/ G. Lynn Boggs G. Lynn Boggs President and COO

EXHIBIT INDEX

2.1	Amended and Restated Agreement and Plan of Merger dated as of September 29, 2004, by and among Fidelity National Financial, Inc., Fidelity National Information
Services, Inc., Fuscia Merger Sub, Inc., and InterCept, Inc. (incorporated by reference to Appendix A to the Proxy Statement of InterCept, Inc. filed on September 29, 2004).

99.1	Press Release of InterCept dated September 29, 2004 announcing the amendment to the transaction structure described herein.

4